SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004

Martek Biosciences Corporation
(Exact name of registrant as specified in its
charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6480 Dobbin Road	Columbia, Maryland	21045

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 7.        Financial Statements and Exhibits.

(c) Exhibits

     Exhibit 99.1 — Press Release issued by Martek Biosciences Corporation (“Martek”), dated June 9, 2004.

Item 12.      Results of Operations and Financial Condition

     On June 9, 2004, Martek issued a press release announcing its financial results for the fiscal quarter ended April 30, 2004. A copy of Martek’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES
CORPORATION

Date: June 9, 2004	By: /s/ Peter L. Buzy
Peter L. Buzy
Chief Financial Officer

Exhibit Index

99.1     Press Release dated June 9, 2004 issued by Martek Biosciences Corporation